Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2019

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of April 23, 2019, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF First-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2019

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2019	4

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	5
Loss Ratio Detail	6
Loss Claim Count Detail	7
Quarterly Property Casualty Data – Commercial Lines	8
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	9
Loss and Loss Expense Analysis – Three Months Ended March 31, 2019	10

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines	13
Quarterly Property Casualty Data – Excess & Surplus Lines	14

Statutory Statements of Income
Consolidated Property Casualty Statutory Statements of Income	15
Life Insurance Operations Statutory Statements of Income	16

Other
Quarterly Data – Other	17

CINF First-Quarter 2019 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as MSP Underwriting Limited.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF First-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2019

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,309	$—	$—	$—	$1,309
Life	—	—	83	—	—	83
Premiums ceded	—	(42)	(17)	—	—	(59)
Total earned premium	—	1,267	66	—	—	1,333
Investment income, net of expenses	16	103	38	—	—	157
Investment gains and losses, net	271	393	(1)	—	—	663
Fee revenues	—	3	1	—	—	4
Other revenues	3	1	—	2	(4)	2
Total revenues	$290	$1,767	$104	$2	$(4)	$2,159

Benefits & expenses
Losses & contract holders' benefits	$—	$812	$85	$—	$—	$897
Reinsurance recoveries	—	(22)	(15)	—	—	(37)
Underwriting, acquisition and insurance expenses	—	389	22	—	—	411
Interest expense	13	—	—	—	—	13
Other operating expenses	11	—	—	1	(4)	8
Total expenses	$24	$1,179	$92	$1	$(4)	$1,292

Income before income taxes	$266	$588	$12	$1	$—	$867

Provision (benefit) for income taxes
Current operating income (loss)	$(56)	$(56)	$1	$—	$—	$(111)
Capital gains/losses	57	82	—	—	—	139
Deferred	54	89	1	—	—	144
Total provision for income taxes	$55	$115	$2	$—	$—	$172

Net income - current year	$211	$473	$10	$1	$—	$695

Net income (loss) - prior year	$(37)	$(7)	$13	$—	$—	$(31)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as MSP, which was acquired on February 28, 2019.

CINF First-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year losses greater than $5 million				$—	$14	$8	$6	$15		$21		$29		$43
Current accident year losses $1 million - $5 million				37	54	70	62	32		94		164		218
Large loss prior accident year reserve development				16	21	10	4	34		38		48		69
Total large losses incurred				$53	$89	$88	$72	$81		$153		$241		$330
Losses incurred but not reported				47	23	(10)	87	10		97		87		110
Other losses excluding catastrophe losses				493	451	482	433	520		953		1,435		1,886
Catastrophe losses				69	83	117	83	51		134		251		334
Total losses incurred				$662	$646	$677	$675	$662		$1,337		$2,014		$2,660
Commercial Lines
Current accident year losses greater than $5 million				$—	$8	$8	$6	$15		$21		$29		$37
Current accident year losses $1 million - $5 million				26	47	62	51	22		73		135		182
Large loss prior accident year reserve development				13	24	11	1	29		30		41		65
Total large losses incurred				$39	$79	$81	$58	$66		$124		$205		$284
Losses incurred but not reported				43	18	(23)	53	16		69		46		64
Other losses excluding catastrophe losses				286	266	284	247	325		572		856		1,122
Catastrophe losses				25	32	75	51	22		73		148		180
Total losses incurred				$393	$395	$417	$409	$429		$838		$1,255		$1,650
Personal Lines
Current accident year losses greater than $5 million				$—	$6	$—	$—	$—		$—		$—		$6
Current accident year losses $1 million - $5 million				10	4	7	11	10		21		28		32
Large loss prior accident year reserve development				2	(3)	(1)	3	5		8		7		4
Total large losses incurred				$12	$7	$6	$14	$15		$29		$35		$42
Losses incurred but not reported				4	(3)	11	31	(1)		30		41		38
Other losses excluding catastrophe losses				163	154	172	157	167		324		496		650
Catastrophe losses				45	27	33	33	29		62		95		122
Total losses incurred				$224	$185	$222	$235	$210		$445		$667		$852
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				1	3	1	—	—		—		1		4
Large loss prior accident year reserve development				1	—	—	—	—		—		—		—
Total large losses incurred				$2	$3	$1	$—	$—		$—		$1		$4
Losses incurred but not reported				—	8	2	3	(5)		(2)		—		8
Other losses excluding catastrophe losses				19	8	11	17	14		31		42		50
Catastrophe losses				—	—	1	—	1		1		2		2
Total losses incurred				$21	$19	$15	$20	$10		$30		$45		$64
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as MSP, which was acquired on February 28, 2019.

CINF First-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year losses greater than $5 million				—%	1.1%	0.7%	0.4%	1.3%		0.8%		0.8%		0.9%
Current accident year losses $1 million - $5 million				2.9	4.3	5.7	5.1	2.7		3.9		4.5		4.4
Large loss prior accident year reserve development				1.2	1.7	0.7	0.3	2.8		1.6		1.3		1.4
Total large loss ratio				4.1%	7.1%	7.1%	5.8%	6.8%		6.3%		6.6%		6.7%
Losses incurred but not reported				3.7	1.8	(0.8)	7.1	0.8		4.0		2.4		2.2
Other losses excluding catastrophe losses				38.9	36.0	39.0	35.1	43.4		39.2		39.0		38.4
Catastrophe losses				5.5	6.6	9.5	6.8	4.2		5.5		6.9		6.8
Total loss ratio				52.2%	51.5%	54.8%	54.8%	55.2%		55.0%		54.9%		54.1%
Commercial Lines
Current accident year losses greater than $5 million				—%	1.0%	1.1%	0.7%	1.9%		1.3%		1.2%		1.2%
Current accident year losses $1 million - $5 million				3.3	5.6	7.7	6.2	2.9		4.6		5.6		5.6
Large loss prior accident year reserve development				1.6	3.0	1.3	0.2	3.6		1.8		1.7		2.0
Total large loss ratio				4.9%	9.6%	10.1%	7.1%	8.4%		7.7%		8.5%		8.8%
Losses incurred but not reported				5.4	2.2	(2.9)	6.5	2.1		4.3		1.9		2.0
Other losses excluding catastrophe losses				35.1	32.9	35.3	30.4	41.1		35.7		35.6		34.9
Catastrophe losses				3.1	3.9	9.3	6.3	2.8		4.6		6.2		5.6
Total loss ratio				48.5%	48.6%	51.8%	50.3%	54.4%		52.3%		52.2%		51.3%
Personal Lines
Current accident year losses greater than $5 million				—%	1.6%	—%	—%	—%		—%		—%		0.4%
Current accident year losses $1 million - $5 million				2.8	1.3	2.0	3.5	2.9		3.2		2.8		2.4
Large loss prior accident year reserve development				0.6	(0.7)	(0.3)	0.8	1.7		1.2		0.7		0.4
Total large loss ratio				3.4%	2.2%	1.7%	4.3%	4.6%		4.4%		3.5%		3.2%
Losses incurred but not reported				1.0	(0.9)	3.4	9.4	(0.4)		4.6		4.2		2.8
Other losses excluding catastrophe losses				47.4	45.1	50.5	47.3	51.6		49.4		49.7		48.7
Catastrophe losses				13.1	7.9	10.0	10.0	8.8		9.4		9.6		9.1
Total loss ratio				64.9%	54.3%	65.6%	71.0%	64.6%		67.8%		67.0%		63.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				1.6	5.0	1.9	—	—		—		0.7		1.8
Large loss prior accident year reserve development				1.2	(0.3)	0.4	(0.2)	(0.4)		(0.3)		(0.1)		(0.1)
Total large loss ratio				2.8%	4.7%	2.3%	(0.2)%	(0.4)%		(0.3)%		0.6%		1.7%
Losses incurred but not reported				0.8	13.5	4.3	4.5	(9.0)		(2.1)		0.1		3.6
Other losses excluding catastrophe losses				29.1	11.8	18.7	28.6	26.4		27.4		24.4		21.1
Catastrophe losses				0.2	0.7	0.5	1.0	1.8		1.4		1.1		1.0
Total loss ratio				32.9%	30.7%	25.8%	33.9%	18.8%		26.4%		26.2%		27.4%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as MSP, which was acquired on February 28, 2019.

CINF First-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year reported losses greater than $5 million				—	—	1	1	3		4		5		7
Current accident year reported losses $1 million - $5 million				19	33	37	36	22		59		95		125
Prior accident year reported losses on large losses				10	9	8	9	24		35		44		56
Non-Catastrophe reported losses on large losses total				29	42	46	46	49		98		144		188
Commercial Lines
Current accident year reported losses greater than $5 million				—	—	1	1	2		3		4		5
Current accident year reported losses $1 million - $5 million				12	25	33	30	15		46		77		100
Prior accident year reported losses on large losses				7	8	7	6	22		30		38		49
Non-Catastrophe reported losses on large losses total				19	33	41	37	39		79		119		154
Personal Lines
Current accident year reported losses greater than $5 million				—	—	—	—	1		1		1		2
Current accident year reported losses $1 million - $5 million				6	7	3	6	7		13		17		21
Prior accident year reported losses on large losses				2	1	1	3	2		5		6		7
Non-Catastrophe reported losses on large losses total				8	8	4	9	10		19		24		30
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				1	1	1	—	—		—		1		4
Prior accident year reported losses on large losses				1	—	—	—	—		—		—		—
Non-Catastrophe reported losses on large losses total				2	1	1	—	—		—		1		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF First-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Commercial casualty:
Written premiums				$303	$251	$251	$291	$287		$578		$829		$1,080
Year over year change %- written premium				6%	1%	(2)%	4%	(3)%		—%		(1)%		—%
Earned premiums				$268	$270	$268	$272	$265		$537		$805		$1,075
Current accident year before catastrophe losses				66.7%	66.8%	64.5%	66.8%	67.9%		67.3%		66.4%		66.5%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(11.5)	(6.1)	(8.0)	(5.2)	1.7		(1.8)		(3.9)		(4.4)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				55.2%	60.7%	56.5%	61.6%	69.6%		65.5%		62.5%		62.1%
Commercial property:
Written premiums				$247	$223	$232	$240	$237		$477		$709		$932
Year over year change %- written premium				4%	3%	1%	3%	(1)%		1%		1%		1%
Earned premiums				$234	$232	$229	$231	$228		$459		$688		$920
Current accident year before catastrophe losses				51.5%	52.7%	40.7%	45.8%	58.6%		52.2%		48.3%		49.4%
Current accident year catastrophe losses				13.8	16.8	36.1	22.1	12.8		17.4		23.7		22.0
Prior accident years before catastrophe losses				1.9	(2.0)	(1.0)	(1.9)	(6.4)		(4.1)		(3.1)		(2.8)
Prior accident years catastrophe losses				(2.6)	(2.5)	(2.9)	(1.2)	(2.6)		(1.9)		(2.2)		(2.3)
Total loss and loss expense ratio				64.6%	65.0%	72.9%	64.8%	62.4%		63.6%		66.7%		66.3%
Commercial auto:
Written premiums				$188	$163	$160	$182	$177		$359		$519		$682
Year over year change %- written premium				6%	7%	2%	9%	2%		5%		4%		5%
Earned premiums				$170	$169	$168	$166	$161		$327		$495		$664
Current accident year before catastrophe losses				74.5%	71.3%	73.5%	75.8%	80.6%		78.2%		76.6%		75.3%
Current accident year catastrophe losses				0.3	0.1	0.1	2.1	0.2		1.1		0.8		0.6
Prior accident years before catastrophe losses				(6.7)	4.4	1.8	3.3	(0.8)		1.3		1.5		2.2
Prior accident years catastrophe losses				—	—	—	(0.1)	(0.2)		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				68.1%	75.8%	75.4%	81.1%	79.8%		80.5%		78.8%		78.0%
Workers' compensation:
Written premiums				$94	$67	$66	$83	$95		$178		$244		$311
Year over year change %- written premium				(1)%	(8)%	(12)%	5%	(4)%		—%		(4)%		(5)%
Earned premiums				$77	$79	$80	$85	$80		$165		$245		$324
Current accident year before catastrophe losses				78.8%	78.8%	74.6%	73.0%	73.1%		73.1%		73.6%		74.9%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(20.1)	(23.7)	(10.8)	(20.7)	(16.1)		(18.5)		(16.0)		(17.9)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				58.7%	55.1%	63.8%	52.3%	57.0%		54.6%		57.6%		57.0%
Other commercial:
Written premiums				$64	$57	$65	$60	$58		$118		$183		$240
Year over year change %- written premium				10%	4%	10%	11%	4%		7%		8%		7%
Earned premiums				$61	$61	$60	$58	$56		$114		$174		$235
Current accident year before catastrophe losses				38.0%	38.5%	33.2%	38.2%	37.8%		38.0%		36.3%		37.0%
Current accident year catastrophe losses				0.4	0.2	0.3	1.7	0.3		1.0		0.8		0.6
Prior accident years before catastrophe losses				(4.1)	(9.1)	(2.7)	(14.8)	(6.8)		(10.9)		(8.1)		(8.4)
Prior accident years catastrophe losses				0.2	1.0	(0.1)	0.3	(0.3)		—		—		0.2
Total loss and loss expense ratio				34.5%	30.6%	30.7%	25.4%	31.0%		28.1%		29.0%		29.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Personal auto:
Written premiums				$140	$141	$169	$172	$140		$312		$481		$622
Year over year change %- written premium				—%	—%	2%	4%	6%		5%		4%		3%
Earned premiums				$155	$155	$155	$153	$151		$304		$459		$614
Current accident year before catastrophe losses				76.2%	72.6%	77.9%	78.7%	81.2%		80.0%		79.2%		77.6%
Current accident year catastrophe losses				0.5	0.4	1.1	1.3	0.8		1.0		1.1		0.9
Prior accident years before catastrophe losses				(3.3)	(0.6)	(2.1)	(1.5)	(4.3)		(2.9)		(2.6)		(2.1)
Prior accident years catastrophe losses				—	—	—	(0.1)	(0.1)		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				73.4%	72.4%	76.9%	78.4%	77.6%		78.0%		77.6%		76.3%
Homeowner:
Written premiums				$130	$141	$162	$164	$121		$285		$447		$588
Year over year change %- written premium				7%	7%	8%	9%	10%		10%		9%		8%
Earned premiums				$147	$146	$142	$139	$136		$275		$417		$563
Current accident year before catastrophe losses				51.9%	42.6%	49.8%	57.7%	55.8%		56.7%		54.4%		51.3%
Current accident year catastrophe losses				23.2	17.0	19.2	20.6	19.6		20.1		19.8		19.1
Prior accident years before catastrophe losses				2.0	—	3.6	8.1	2.4		5.3		4.7		3.5
Prior accident years catastrophe losses				5.7	0.5	1.0	1.6	0.1		0.9		0.9		0.8
Total loss and loss expense ratio				82.8%	60.1%	73.6%	88.0%	77.9%		83.0%		79.8%		74.7%
Other personal:
Written premiums				$39	$41	$46	$45	$36		$81		$127		$168
Year over year change %- written premium				10%	14%	15%	7%	16%		11%		12%		13%
Earned premiums				$42	$41	$41	$39	$38		$77		$118		$159
Current accident year before catastrophe losses				33.6%	42.7%	60.6%	50.1%	28.9%		39.6%		46.9%		45.8%
Current accident year catastrophe losses				5.6	4.7	9.7	3.0	4.0		3.6		5.7		5.4
Prior accident years before catastrophe losses				(6.1)	(6.9)	(8.7)	13.9	7.2		10.6		3.9		1.1
Prior accident years catastrophe losses				0.1	0.1	0.1	0.2	(0.5)		(0.2)		(0.1)		—
Total loss and loss expense ratio				33.2%	40.6%	61.7%	67.2%	39.6%		53.6%		56.4%		52.3%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Excess & Surplus:
Written premiums				$71	$65	$59	$64	$61		$125		$184		$249
Year over year change %- written premium				16%	20%	16%	5%	15%		10%		12%		14%
Earned premiums				$63	$61	$60	$57	$56		$113		$173		$234
Current accident year before catastrophe losses				55.5%	50.9%	53.3%	56.9%	54.6%		55.8%		54.9%		53.9%
Current accident year catastrophe losses				0.3	0.8	0.9	1.0	1.8		1.4		1.2		1.1
Prior accident years before catastrophe losses				(4.2)	(4.9)	(11.3)	(9.6)	(17.2)		(13.3)		(12.6)		(10.6)
Prior accident years catastrophe losses				(0.1)	—	(0.3)	0.2	0.1		0.1		—		—
Total loss and loss expense ratio				51.5%	46.8%	42.6%	48.5%	39.3%		44.0%		43.5%		44.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2019
Commercial casualty	$150	$48	$198	$(63)	$13	$3	$(47)	$87	$13	$51	$151
Commercial property	139	14	153	(22)	21	—	(1)	117	21	14	152
Commercial auto	102	19	121	(10)	11	(6)	(5)	92	11	13	116
Workers' compensation	38	8	46	1	(1)	1	1	39	(1)	9	47
Other commercial	17	3	20	2	—	(1)	1	19	—	2	21
Total commercial lines	446	92	538	(92)	44	(3)	(51)	354	44	89	487

Personal auto	98	19	117	(12)	9	1	(2)	86	9	20	115
Homeowners	105	10	115	11	15	(5)	21	116	15	5	136
Other personal	16	2	18	3	(7)	—	(4)	19	(7)	2	14
Total personal lines	219	31	250	2	17	(4)	15	221	17	27	265

Excess & surplus lines	20	8	28	—	1	4	5	20	1	12	33
Other	31	1	32	8	(13)	—	(5)	39	(13)	1	27
Total property casualty	$716	$132	$848	$(82)	$49	$(3)	$(36)	$634	$49	$129	$812

Ceded loss and loss expense incurred for the three months ended March 31, 2019
Commercial casualty	$10	$—	$10	$(7)	$—	$—	$(7)	$3	$—	$—	$3
Commercial property	(2)	—	(2)	2	—	—	2	—	—	—	—
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	1	—	—	1	3	—	—	3
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	10	—	10	(4)	—	—	(4)	6	—	—	6

Personal auto	3	—	3	(2)	—	—	(2)	1	—	—	1
Homeowners	8	—	8	8	(2)	—	6	16	(2)	—	14
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	11	—	11	6	(2)	—	4	17	(2)	—	15

Excess & surplus lines	2	—	2	(2)	—	—	(2)	—	—	—	—
Other	1	—	1	(1)	1	—	—	—	1	—	1
Total property casualty	$24	$—	$24	$(1)	$(1)	$—	$(2)	$23	$(1)	$—	$22

Net loss and loss expense incurred for the three months ended March 31, 2019
Commercial casualty	$140	$48	$188	$(56)	$13	$3	$(40)	$84	$13	$51	$148
Commercial property	141	14	155	(24)	21	—	(3)	117	21	14	152
Commercial auto	102	19	121	(10)	11	(6)	(5)	92	11	13	116
Workers' compensation	36	8	44	—	(1)	1	—	36	(1)	9	44
Other commercial	17	3	20	2	—	(1)	1	19	—	2	21
Total commercial lines	436	92	528	(88)	44	(3)	(47)	348	44	89	481

Personal auto	95	19	114	(10)	9	1	—	85	9	20	114
Homeowners	97	10	107	3	17	(5)	15	100	17	5	122
Other personal	16	2	18	3	(7)	—	(4)	19	(7)	2	14
Total personal lines	208	31	239	(4)	19	(4)	11	204	19	27	250

Excess & surplus lines	18	8	26	2	1	4	7	20	1	12	33
Other	30	1	31	9	(14)	—	(5)	39	(14)	1	26
Total property casualty	$692	$132	$824	$(81)	$50	$(3)	$(34)	$611	$50	$129	$790

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as MSP, which was acquired on February 28, 2019.

CINF First-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums				$1,130	$1,037	$1,088	$1,150	$1,083		$2,233		$3,321		$4,358
Agency new business written premiums				181	158	154	181	159		340		494		652
Other written premiums				70	(18)	4	18	16		34		38		20
Net written premiums				$1,381	$1,177	$1,246	$1,349	$1,258		$2,607		$3,853		$5,030
Unearned premium change				(114)	76	(9)	(119)	(58)		(177)		(186)		(110)
Earned premiums				$1,267	$1,253	$1,237	$1,230	$1,200		$2,430		$3,667		$4,920
Year over year change %
Agency renewal written premiums				4%	5%	2%	6%	2%		4%		3%		4%
Agency new business written premiums				14	5	(2)	10	4		7		4		4
Other written premiums				338	(125)	131	13	(24)		(8)		58		25
Net written premiums				10	4	3	6	2		4		4		4
Paid losses and loss expenses
Losses paid				$692	$606	$585	$586	$579		$1,165		$1,750		$2,356
Loss expenses paid				132	127	120	109	135		244		364		491
Loss and loss expenses paid				$824	$733	$705	$695	$714		$1,409		$2,114		$2,847
Incurred losses and loss expenses
Loss and loss expense incurred				$790	$798	$813	$821	$791		$1,612		$2,425		$3,223
Loss and loss expenses paid as a % of incurred				104.3%	91.9%	86.7%	84.7%	90.3%		87.4%		87.2%		88.3%
Statutory combined ratio
Loss ratio				52.5%	51.5%	54.8%	54.9%	55.2%		55.0%		54.9%		54.1%
Loss adjustment expense ratio				10.1	12.2	10.9	11.8	10.8		11.3		11.2		11.4
Net underwriting expense ratio				28.9	31.8	31.0	29.1	30.4		29.8		30.2		30.5
US Statutory combined ratio				91.5%	95.5%	96.7%	95.8%	96.4%		96.1%		96.3%		96.0%
Contribution from catastrophe losses				5.8	7.0	9.7	7.1	4.4		5.8		7.1		7.1
Statutory combined ratio excl. catastrophe losses				85.7%	88.5%	87.0%	88.7%	92.0%		90.3%		89.2%		88.9%
GAAP combined ratio
GAAP combined ratio				93.0%	93.9%	96.8%	97.2%	97.9%		97.5%		97.3%		96.4%
Contribution from catastrophe losses				5.8	7.0	9.7	7.1	4.4		5.8		7.1		7.1
GAAP combined ratio excl. catastrophe losses				87.2%	86.9%	87.1%	90.1%	93.5%		91.7%		90.2%		89.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data excludes the results of our London-based global specialty underwriter known as MSP, which was acquired on February 28, 2019.
Consolidated property casualty data includes the results of Cincinnati Re and MSP.

CINF First-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums				$799	$694	$702	$758	$771		$1,529		$2,231		$2,925
Agency new business written premiums				120	101	94	118	104		222		316		417
Other written premiums				(23)	(34)	(22)	(20)	(21)		(41)		(63)		(97)
Net written premiums				$896	$761	$774	$856	$854		$1,710		$2,484		$3,245
Unearned premium change				(86)	50	31	(44)	(64)		(108)		(77)		(27)
Earned premiums				$810	$811	$805	$812	$790		$1,602		$2,407		$3,218
Year over year change %
Agency renewal written premiums				4%	3%	(1)%	4%	—%		2%		1%		2%
Agency new business written premiums				15	5	(5)	19	1		10		5		5
Other written premiums				(10)	(55)	21	(33)	(110)		(64)		(19)		(29)
Net written premiums				5	2	(1)	5	(1)		2		1		1
Paid losses and loss expenses
Losses paid				$436	$377	$370	$350	$371		$722		$1,092		$1,469
Loss expenses paid				92	90	84	77	96		173		257		347
Loss and loss expenses paid				$528	$467	$454	$427	$467		$895		$1,349		$1,816
Incurred losses and loss expenses
Loss and loss expense incurred				$481	$505	$515	$510	$519		$1,029		$1,544		$2,049
Loss and loss expenses paid as a % of incurred				109.8%	92.5%	88.2%	83.7%	90.0%		87.0%		87.4%		88.6%
Statutory combined ratio
Loss ratio				48.5%	48.6%	51.8%	50.3%	54.4%		52.3%		52.1%		51.3%
Loss adjustment expense ratio				10.9	13.7	12.1	12.6	11.2		11.9		12.0		12.4
Net underwriting expense ratio				28.9	32.7	32.8	30.0	30.5		30.3		31.1		31.4
Statutory combined ratio				88.3%	95.0%	96.7%	92.9%	96.1%		94.5%		95.2%		95.1%
Contribution from catastrophe losses				3.3	4.2	9.5	6.5	2.9		4.7		6.3		5.8
Statutory combined ratio excl. catastrophe losses				85.0%	90.8%	87.2%	86.4%	93.2%		89.8%		88.9%		89.3%
GAAP combined ratio
GAAP combined ratio				90.8%	93.4%	95.9%	94.2%	98.3%		96.2%		96.1%		95.4%
Contribution from catastrophe losses				3.3	4.2	9.5	6.5	2.9		4.7		6.3		5.8
GAAP combined ratio excl. catastrophe losses				87.5%	89.2%	86.4%	87.7%	95.4%		91.5%		89.8%		89.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums				$282	$293	$342	$342	$264		$606		$948		$1,241
Agency new business written premiums				35	38	42	46	39		85		127		165
Other written premiums				(8)	(8)	(7)	(7)	(6)		(13)		(20)		(28)
Net written premiums				$309	$323	$377	$381	$297		$678		$1,055		$1,378
Unearned premium change				35	19	(39)	(50)	28		(22)		(61)		(42)
Earned premiums				$344	$342	$338	$331	$325		$656		$994		$1,336
Year over year change %
Agency renewal written premiums				7%	7%	8%	8%	8%		8%		8%		7%
Agency new business written premiums				(10)	(3)	(2)	2	15		8		4		2
Other written premiums				(33)	(60)	(17)	(17)	—		(8)		(11)		(22)
Net written premiums				4	5	6	7	9		8		7		6
Paid losses and loss expenses
Losses paid				$209	$207	$199	$210	$187		$396		$595		$802
Loss expenses paid				31	28	28	25	32		56		84		112
Loss and loss expenses paid				$240	$235	$227	$235	$219		$452		$679		$914
Incurred losses and loss expenses
Loss and loss expense incurred				$250	$216	$249	$269	$238		$507		$756		$972
Loss and loss expenses paid as a % of incurred				96.0%	108.8%	91.2%	87.4%	92.0%		89.2%		89.8%		94.0%
Statutory combined ratio
Loss ratio				64.9%	54.3%	65.6%	71.0%	64.5%		67.7%		67.0%		63.8%
Loss adjustment expense ratio				7.6	9.0	8.1	10.1	8.8		9.5		9.0		9.0
Net underwriting expense ratio				30.7	29.8	26.9	26.6	31.3		28.7		28.0		28.4
Statutory combined ratio				103.2%	93.1%	100.6%	107.7%	104.6%		105.9%		104.0%		101.2%
Contribution from catastrophe losses				13.3	8.2	10.2	10.2	8.9		9.6		9.8		9.4
Statutory combined ratio excl. catastrophe losses				89.9%	84.9%	90.4%	97.5%	95.7%		96.3%		94.2%		91.8%
GAAP combined ratio
GAAP combined ratio				101.3%	91.7%	103.0%	110.1%	103.2%		106.7%		105.4%		101.9%
Contribution from catastrophe losses				13.3	8.2	10.2	10.2	8.9		9.6		9.8		9.4
GAAP combined ratio excl. catastrophe losses				88.0%	83.5%	92.8%	99.9%	94.3%		97.1%		95.6%		92.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums				$49	$50	$44	$50	$48		$98		$142		$192
Agency new business written premiums				26	19	18	17	16		33		51		70
Other written premiums				(4)	(4)	(3)	(3)	(3)		(6)		(9)		(13)
Net written premiums				$71	$65	$59	$64	$61		$125		$184		$249
Unearned premium change				(8)	(4)	1	(7)	(5)		(12)		(11)		(15)
Earned premiums				$63	$61	$60	$57	$56		$113		$173		$234
Year over year change %
Agency renewal written premiums				2%	25%	13%	16%	20%		18%		16%		19%
Agency new business written premiums				63	19	20	(19)	—		(11)		(2)		3
Other written premiums				(33)	(100)	—	—	—		—		—		(18)
Net written premiums				16	20	16	5	15		10		12		14
Paid losses and loss expenses
Losses paid				$18	$13	$10	$14	$9		$23		$33		$46
Loss expenses paid				8	8	7	6	7		13		20		28
Loss and loss expenses paid				$26	$21	$17	$20	$16		$36		$53		$74
Incurred losses and loss expenses
Loss and loss expense incurred				$33	$29	$25	$29	$21		$50		$75		$104
Loss and loss expenses paid as a % of incurred				78.8%	72.4%	68.0%	69.0%	76.2%		72.0%		70.7%		71.2%
Statutory combined ratio
Loss ratio				32.9%	30.7%	25.8%	33.9%	18.8%		26.5%		26.2%		27.4%
Loss adjustment expense ratio				18.6	16.1	16.8	14.6	20.5		17.5		17.3		17.0
Net underwriting expense ratio				28.5	29.3	30.5	28.7	28.0		28.3		29.0		29.1
Statutory combined ratio				80.0%	76.1%	73.1%	77.2%	67.3%		72.3%		72.5%		73.5%
Contribution from catastrophe losses				0.2	0.8	0.6	1.2	1.9		1.5		1.2		1.1
Statutory combined ratio excl. catastrophe losses				79.8%	75.3%	72.5%	76.0%	65.4%		70.8%		71.3%		72.4%
GAAP combined ratio
GAAP combined ratio				83.5%	75.4%	72.0%	77.6%	68.8%		73.3%		72.8%		73.5%
Contribution from catastrophe losses				0.2	0.8	0.6	1.2	1.9		1.5		1.2		1.1
GAAP combined ratio excl. catastrophe losses				83.3%	74.6%	71.4%	76.4%	66.9%		71.8%		71.6%		72.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2019 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2019	2018	Change	% Change
Underwriting income
Net premiums written	$1,361	$1,258	$103	8
Unearned premium change	104	58	46	79
Earned premiums	$1,257	$1,200	$57	5

Losses incurred	$660	$662	$(2)	—
Defense and cost containment expenses incurred	72	82	(10)	(12)
Adjusting and other expenses incurred	55	47	8	17
Other underwriting expenses incurred	390	379	11	3
Workers compensation dividend incurred	3	4	(1)	(25)
Total underwriting deductions	$1,180	$1,174	$6	1

Net underwriting profit	$77	$26	$51	196

Investment income
Gross investment income earned	$102	$100	$2	2
Net investment income earned	100	98	2	2
Net realized capital gains and losses, net	3	33	(30)	(91)
Net investment gains (net of tax)	$103	$131	$(28)	(21)

Other income	$2	$3	$(1)	(33)

Net income before federal income taxes	$182	$160	$22	14
Federal and foreign income taxes incurred	24	21	3	14
Net income (statutory)	$158	$139	$19	14

Policyholders' surplus - statutory	$5,169	$4,993	$176	4

Fixed maturities at amortized cost - statutory	$7,172	$6,958	$214	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2019 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2019	2018	Change	% Change
Net premiums written	$72	$68	$4	6
Net investment income	39	39	—	—
Amortization of interest maintenance reserve	1	1	—	—
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	1	1	—	—
Total revenues	$114	$110	$4	4

Death benefits and matured endowments	$33	$27	$6	22
Annuity benefits	24	27	(3)	(11)
Disability benefits and benefits under accident and health contracts	1	1	—	—
Surrender benefits and group conversions	5	6	(1)	(17)
Interest and adjustments on deposit-type contract funds	2	2	—	—
Increase in aggregate reserves for life and accident and health contracts	24	22	2	9
Total benefit expenses	$89	$85	$4	5

Commissions	$13	$11	$2	18
General insurance expenses and taxes	13	13	—	—
Increase in loading on deferred and uncollected premiums	—	3	(3)	nm
Net transfers from separate accounts	(1)	—	(1)	nm
Total underwriting expenses	$25	$27	$(2)	(7)

Federal and foreign income tax benefit	1	(2)	3	nm

Net gain from operations before capital gains and losses	$(1)	$—	$(1)	nm

Gains and losses net of capital gains tax, net	—	—	—	nm

Net income (statutory)	$(1)	$—	$(1)	nm

Policyholders' surplus - statutory	$187	$194	$(7)	(4)

Fixed maturities at amortized cost - statutory	3,361	3,300	61	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2019 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Insurance:
Written premiums				$105	$28	$36	$48	$46		$94		$130		$158
Year over year change %- written premium				128%	33%	50%	20%	15%		18%		25%		26%
Earned premiums				$50	$39	$34	$30	$29		$59		$93		$132
Current accident year before catastrophe losses				64.8%	47.4%	42.5%	50.0%	53.4%		51.6%		48.3%		48.0%
Current accident year catastrophe losses				—	63.9	23.7	—	—		—		8.8		24.9
Prior accident years before catastrophe losses				(13.0)	13.2	2.3	(5.8)	(9.3)		(7.5)		(3.9)		1.1
Prior accident years catastrophe losses				0.7	(0.6)	0.8	(0.1)	(0.3)		(0.2)		0.2		—
Total loss and loss expense ratio				52.5%	123.9%	69.3%	44.1%	43.8%		43.9%		53.4%		74.0%

Noninsurance operations:
Interest and fees on loans and leases				$2	$—	$2	$1	$1		$2		$4		$4
Other revenues				—	1	—	—	—		—		—		1
Interest expense				13	13	14	13	13		26		40		53
Operating expenses				8	6	3	3	4		7		10		16
Total noninsurance operations loss				$(19)	$(18)	$(15)	$(15)	$(16)		$(31)		$(46)		$(64)
*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Insurance data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as MSP, which was acquired on February 28, 2019. Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF First-Quarter 2019 Supplemental Financial Data